SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934






     Date of Report (Date of earliest event reported) June 20, 1996






                           PENNSYLVANIA POWER COMPANY
             (Exact name of Registrant as specified in its charter)



           Pennsylvania               1-3491       25-0718810
  (State or other jurisdiction of  (Commission  (I.R.S. Employer
  incorporation or organization)   File Number) Identification No.)

  1 E. Washington St., P. O. Box 891, New Castle, PA      16103
        (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code: 412-652-5531














Item 5.   Other Events

       Reference is made to "Management's Discussion and Analysis of Results of Operations and Financial Condition" in Pennsylvania
Power Company's (Company) Quarterly Report to the Securities and Exchange Commission for the quarter ended March 31, 1996, for a discussion of a petition and application filed by the Company with the Pennsylvania Public Utility Commission (PPUC) requesting approval of a Rate Stability and Economic Development Plan (Plan). On June 20, 1996, the PPUC approved the Plan.











































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                             SIGNATURE





              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       PENNSYLVANIA POWER COMPANY

                                          /s/  R. P. Wushinske
                                      ____________________________
                                               R. P. Wushinske
                                       Vice President and Treasurer











Dated:  June 27, 1996